EXHIBIT 99.1

Industrial Services of America, Inc.

Announces Agreement to Sell Substantially All of Its Assets

LOUISVILLE, KY (August 19, 2019) – Industrial Services of America, Inc. (NASDAQ: IDSA) (the “Company” or “ISA”), a company that buys, processes and markets ferrous and non-ferrous metals and other recyclable commodities, today announced that it has entered into a definitive agreement to sell substantially all of its assets (the “Transaction”) to River Metals Recycling LLC (“River Metals”), a subsidiary of The David J. Joseph Company.

The purchase price is $23,300,000, less certain payoff amounts relating to taxes, encumbrances, and assumed capital leases, and is subject to a net working capital adjustment. The Company expects the net proceeds available for distribution to shareholders following the payment of debt, transaction costs and other expenses to be an estimated $1.15 to $1.35 per share, in one or more distribution installments. The mid-point of this range represents a 70% premium to the Company’s closing stock price on the business day immediately prior to this announcement and a 38% premium to the Company’s average closing stock price over the past thirty trading days. These estimates are subject to a number of factors, including the Company’s operating results up until the closing.

The Transaction follows an extended process in which a special committee of the Company’s board of directors explored strategic alternatives available to the Company and evaluated sale opportunities with the advice and assistance of its financial advisor, Conway MacKenzie Capital Advisors LLC. The Transaction was unanimously approved by the Company’s board of directors.

The Transaction is subject to satisfaction or waiver of closing conditions set forth in the purchase agreement, including approval by the Company’s shareholders.  The Company will call and hold a shareholders’ meeting seeking to obtain this approval.  The closing of the Transaction is also conditioned on the issuance of a storm water permit and agreed order on terms not materially different from those currently being discussed with the state agency in connection with the Company’s efforts to ensure future compliance with the stormwater permit at one of its facilities.  The Company expects the Transaction to close in late fourth quarter 2019 or early first quarter 2020.

Although Todd Phillips, the Company’s CEO, is not expected to join River Metals, River Metals intends to hire substantially all of ISA’s employees immediately after the closing of the Transaction.

The Company does not expect any changes for ISA’s valued customers and suppliers.  ISA will continue to operate in the normal course until the Transaction closes.

Todd Phillips, the Company’s CEO, stated: “ISA has a long and proud history, dating back to its founding by Harry Kletter in the mid-1950s.  I’m excited that the ISA legacy will live on within River Metals and The David J. Joseph Company.  As the consolidation of the domestic steel recycling industry continues, our board, its special committee and management became convinced that combining the ISA business with River Metals will lead to the best outcome for our shareholders, our employees, our customers and our suppliers.”

The Company’s board of directors also unanimously adopted a Plan of Dissolution (the “Plan of Dissolution”), which contemplates the eventual sale of any remaining assets and a wind down of the Company’s business affairs. Following closing of the Transaction and payment of outstanding liabilities, along with other actions specified in the Plan of Dissolution, including reserving for contingent liabilities, the Company intends to distribute net proceeds from the Transaction and Plan of Dissolution to its shareholders in one or more distribution installments. The Plan of Dissolution is subject to completion of the Transaction and shareholder approval.

Further details on the Transaction and the Plan of Dissolution are contained in the Company’s current report on Form 8-K filed on or about the date of this press release.  More information regarding the Transaction and the Plan of Dissolution will be included in a proxy statement that ISA intends to file with the Securities and Exchange Commission (“SEC”) and distribute to shareholders.  Such proxy statement will include information regarding the timing of the shareholders’ meeting to consider approval of the Transaction and the Plan of Dissolution.

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About ISA

Headquartered in Louisville, Kentucky, Industrial Services of America, Inc., is a publicly traded company that buys, processes and markets ferrous and non-ferrous metals and other recyclable commodities, and buys used autos in order to sell used auto parts. More information about ISA is available at www.isa-inc.com.

Important Information for Shareholders

Communications in this press release do not constitute a solicitation of any vote or approval. In connection with the Transaction and the Plan of Dissolution, the Company will be filing documents with the SEC, including a proxy statement.  Before making any voting decision, Company shareholders are urged to read carefully the proxy statement and any other relevant documents filed by the Company with the SEC when they become available because they will contain important information about the sale of the assets and the Plan of Dissolution.  This press release is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed transaction.  You may obtain copies of all documents we file with the SEC, free of charge, at the SEC’s website (www.sec.gov), on the Company’s website (http://www.isa-inc.com/) under “Investors”, or by sending a written request to the Company at Industrial Services of America, Inc., 7100 Grade Lane, Louisville, Kentucky 40213, Attn: Todd Phillips.

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction and the Plan of Dissolution.  You can find information about the Company’s directors and executive officers in the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.  Shareholders can obtain free copies of these documents from the Company using the contact information above.

Forward-Looking Statements

The statements in this press release that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects, strategic plans and statements regarding the sale of the assets or other future transactions, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations or any of our forward-looking statements will prove to be correct. Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Asset Purchase Agreement and the Plan of Dissolution. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include the possibility that the transactions contemplated by the Asset Purchase Agreement will not close, including without limitation as a result of the failure to satisfy the closing conditions, including failure of the Company to obtain the required shareholder approval; that disruption from the pending sale and dissolution may make it more difficult to maintain business and operational relationships for the Company; that the Company may not obtain shareholder approval of the Transaction and the Plan of Dissolution; that the costs and reserves associated with the Transaction and the Plan of Dissolution may be higher than anticipated; that operating results of the Company are less favorable than currently estimated by management, which would negatively impact the amounts distributable to the shareholders; that the length of time associated with the consummation of the Transaction and the Plan of Dissolution may be longer than anticipated for various reasons; and that the other anticipated benefits from the sale of the assets and the Plan of Dissolution will not be realized.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K, as amended, for the fiscal year ended December 31, 2018, and will be contained in our SEC filings in connection with the sale of the assets and the Plan of Dissolution. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.